Supplement dated November 15, 2024, to the Statutory Prospectus and Initial Summary Prospectus
dated May 1, 2024, for the Pacific Advisory Variable Annuity Contracts
issued by Pacific Life Insurance Company

The purpose of this supplement is to update the Buying the Contract section of the prospectus. This supplement must be preceded or accompanied by the Initial Summary Prospectus or the Statutory Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

The changes outlined below will become effective November 15, 2024.

The following section from the Initial Summary Prospectus, under the heading BUYING THE CONTRACT,

will be deleted and replaced.

To purchase a Contract, you must work with your financial professional to fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 2290, Omaha, Nebraska 68103-2290. We reserve the right to reject any application or Purchase Payment.

	Non-Qualified Contracts	Qualified Contracts
Minimum Initial Purchase Payment	$25,000†	$25,000*†
Minimum Additional Purchase Payment	$250*	$50*
Maximum Total Purchase Payments	You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase payments over $1,000,000. The aggregate amount is based on all Contracts where you are either the owner and/or annuitant.

* Currently, we are not enforcing these minimum amounts, but we may in the future.

† We reserve the right, in accordance with state laws, to enforce a minimum initial Purchase Payment for applicants between the ages of 91 and 95.

The following sentences from the Statutory Prospectus will be deleted and replaced in the section BUYING YOUR CONTRACT - How to Apply for Your Contract.

The maximum age of a Contract Owner/Annuitant, including Joint Owners, Joint Annuitants, and Contingent Annuitants, for which a Contract will be issued is 90. We may issue Contracts to applicants between the ages of 91 and 95 when minimum Purchase Payment requirements are met. You must obtain our consent before making an initial Purchase Payment equal to or greater than $1,000,000. The Designated Life or Lives must be no older than 85 if an optional rider is purchased. The Contract Owner’s age is calculated as of his or her last birthday.

The following sentences from the Statutory Prospectus will be deleted and replaced in the section State Considerations - BUYING YOUR CONTRACT.

The maximum age of a Contract Owner/Annuitant, including Joint Owners and Joint Annuitants, for which a Contract will be issued is 90. We may issue Contracts to applicants between the ages of 91 and 95 when minimum purchase payment requirements are met. You must obtain our consent before making an initial Purchase Payment equal to or greater than $1,000,000. The Contract Owner’s age is calculated as of his or her last birthday.

Please discuss with your financial professional whether a variable annuity is appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Please work with your financial professional or call us at (800) 722-4448 if you have any questions.

Form No. PAVASUP1124